SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 10, 2000

Old Kent Financial Corporation
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-14591 (Commission File Number)	38-1986608 (IRS Employer Identification no.)

111 Lyon Street, N.W. Grand Rapids, Michigan (Address of principal executive offices)		49503 (Zip Code)

Registrant's telephone number,
including area code: (616) 771-5000

Item 5.	Other Events.

                    On April 1, 2000, Old Kent Financial Corporation ("Old Kent") completed its acquisition of Grand Premier Financial, Inc. ("Grand Premier"). On or about April 10, 2000, Old Kent sent certain instructions to the former common stockholders of Grand Premier regarding the exchange of their certificates of Grand Premier common stock for Old Kent Financial Corporation common stock. These instructions include a brief discussion of OK Invest Direct, Old Kent's stock purchase and dividend reinvestment plan. The relevant portion of these instructions is attached as Exhibit 99.1.

                    This Form 8-K and Exhibit 99.1 hereto are incorporated by reference in the Old Kent Form S-3 Registration Statement (Reg. No. 333-89237) to include the information set forth in the attached instructions.

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:

	99.1	Exchange instructions to former common stockholders of Grand Premier Financial, Inc.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 26, 2000	OLD KENT FINANCIAL CORPORATION (Registrant) By: /s/ Mary E. Tuuk Mary E. Tuuk Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Exchange instructions to former common stockholders of Grand Premier Financial, Inc.